Prospectus Supplement to the	Filed pursuant to Rule 497
Prospectus dated July 15, 2016,	File No. 333-208280
as supplemented on July 20, 2016

SPECIAL OPPORTUNITIES FUND, INC.
Rights to Purchase up to 1,933,892 Shares
 of Convertible Preferred Stock at $25.00 per Share

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus.

On July 25, 2016, the Board of Directors of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), approved the extension of the expiration date for the rights offering to purchase shares of a newly designated class of convertible preferred stock (the “Convertible Preferred Stock”) from August 19, 2016 to August 26, 2016. The expiration date was extended so that this Supplement could be filed with the Securities and Exchange Commission in order to amend certain terms of the Convertible Preferred Stock to meet the requirements for listing on the New York Stock Exchange (the “NYSE”). As a result, effective as of the date of this Supplement, all references in the Prospectus to an “Expiration Date” of August 19, 2016 are hereby changed to August 26, 2016 and all references to the date August 19, 2021 are hereby changed to August 26, 2021. In addition, all references to the “Articles Supplementary” are hereby changed to the “Amended and Restated Articles Supplementary.”

In addition, the following changes (indicated in italics) are hereby made to the Prospectus:

•	On page 3, under the Section entitled “Important Dates to Remember,” the table is hereby changed to read as follows:

Record Date	July 21, 2016
Subscription Period	July 22, 2016 – August 26, 2016*
Expiration Date/Deadline to Purchase Convertible Preferred Stock	August 26, 2016*
Deadline for Notice of Guaranteed Delivery	August 26, 2016*
Deadline for Payment to Notice of Guaranteed Delivery	August 31, 2016*

•
On page 4, under the Section entitled, “The Offering – Voting Rights,” on page 22, under the Section entitled “Convertible Preferred Stock Rights Offering – Description of Convertible Preferred Stock – (c) Voting Rights” and on page 52, under the Section entitled “Description of our Capital Stock – Convertible Preferred Stock – (c) Voting Rights,” such Section is hereby changed to read as follows:

“So long as the Fund is subject to the 1940 Act, the holders of any Convertible Preferred Stock, voting separately as a single class, shall have the right to elect two Directors at all times. The remaining Directors shall be elected by holders of common stock and the holders of the Convertible Preferred Stock, voting together as a single class.  The foregoing right to elect two Directors shall be unaffected by any default by the Fund in the payment of dividends to holders of the Convertible Preferred Stock, subject to any additional rights afforded to such holders in the event of such a default under the 1940 Act, including Section 18 thereof. ~~So long as the Fund is subject to the 1940 Act,~~ In addition to any approval by stockholders that might otherwise be required, the approval of the holders of two-thirds of any outstanding Convertible Preferred Stock, voting separately as a class, would be required to (1) create any senior equity security or (2) adopt any charter or bylaw amendment that would materially affect existing terms of the Convertible Preferred Stock. The approval of the holders of a majority of any outstanding Convertible Preferred Stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Convertible Preferred Stock, (2) create any pari passu security, (3) increase the amount of authorized shares of Convertible Preferred Stock or (4) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Convertible Preferred Stock outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation, Amended and Restated Articles Supplementary or bylaws, holders of Convertible Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.”

•	On page 12, under the Section entitled “Risk Factors – Risks Related to this Offering – Required Redemption or Conversion,” such Section is hereby changed to read as follows:

“Under such circumstances, the Fund would provide no less than 30 days’ nor more than 90 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares would be redeemed.”
•
On page 23, under the Section entitled “Convertible Preferred Stock Rights Offering -- Description of Convertible Preferred Stock – (e) Optional Redemption” and on page 53, under the Section entitled “Description of our Capital Stock – Convertible Preferred Stock – (e) Optional Redemption,” such Sections are hereby changed to read as follows:

“Under such circumstances, the Fund shall provide no less than 30 days’ nor more than 90 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed.”
•
On page 23, under the Section entitled “Convertible Preferred Stock Rights Offering -- Description of Convertible Preferred Stock – (d) Conversion Right of Holders” and on page 53, under the Section entitled, “Description of our Capital Stock – Convertible Preferred Stock – (d) Conversion Right of Holders,” such Sections are hereby changed to delete the following sentence:

~~“Shares of the Convertible Preferred Stock are convertible on a quarterly basis.”~~
If you have any questions, please contact D.F. King & Co., Inc., the Information Agent for the Offering, toll free at (866) 521-4487 or by email at infoagent@dfking.com.

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE

Prospectus Supplement dated July 26, 2016